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PROSPECTUS FEBRUARY 28, 2001
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                                  J.P. Morgan
                                  Equity Funds

                                  CLASS A, CLASS B AND CLASS C SHARES

BALANCED FUND

EQUITY INCOME FUND

LARGE CAP EQUITY FUND

GROWTH AND INCOME
FUND

CORE EQUITY FUND

FOCUS FUND

EQUITY GROWTH FUND

CAPITAL GROWTH FUND

SMALL CAP EQUITY FUND

DYNAMIC SMALL
CAP FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                         -----------------------
                                                         [LOGO] CHASE
                                                         THE RIGHT RELATIONSHIP
                                                         IS EVERYTHING.
                                                         -Registered Trademark-
                                                         -----------------------



                                                                     PSE0-1-201X

BALANCED FUND                                                                  1

EQUITY INCOME FUND                                                            12

LARGE CAP EQUITY FUND                                                         20

GROWTH AND INCOME FUND                                                        28

CORE EQUITY FUND                                                              36

FOCUS FUND                                                                    44

EQUITY GROWTH FUND                                                            52

CAPITAL GROWTH FUND                                                           60

SMALL CAP EQUITY FUND                                                         68

DYNAMIC SMALL CAP FUND                                                        75

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THE FUNDS' INVESTMENT ADVISER                                                 83
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HOW YOUR ACCOUNT WORKS                                                        86
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ABOUT SALES CHARGES                                                           86

BUYING FUND SHARES                                                            88

SELLING FUND SHARES                                                           90

EXCHANGING FUND SHARES                                                        91

OTHER INFORMATION CONCERNING THE FUNDS                                        91

DISTRIBUTIONS AND TAXES                                                       92

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SHAREHOLDER SERVICES                                                          94
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WHAT THE TERMS MEAN                                                           96
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FINANCIAL HIGHLIGHTS OF THE FUNDS                                             97
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HOW TO REACH US                                                       Back cover
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J.P. MORGAN BALANCED FUND
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The Fund's objective

The Fund aims to provide a balance of current income and growth of capital.

The Fund's main investment strategy

The Fund seeks a balance of current income and growth by using the following strategies:

o an active equity management style that focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, and

o an active fixed-income management style that focuses primarily on domestic fixed-income securities.

The Fund's advisers may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

o projected rate of earnings growth that is equal to or greater than the equity markets;

o return on assets and equity that is equal to or greater than the equity markets;

o     above-average price/earnings ratios;

o     below-average dividend yield;

J.P. MORGAN BALANCED FUND

o     above-average market volatility; and

o market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment-grade or the advisers consider them to be comparable to investment-grade.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's advisers will adjust the maturity based on their outlook for the economy.

The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating-rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN BALANCED FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Balanced Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date.

J.P. MORGAN BALANCED FUND

A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities, because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally riskier than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN BALANCED FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on October 16, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991        24.16%
1992         5.32%
1993         6.01%
1994        -2.27%
1995        23.83%
1996        11.31%
1997        23.67%
1998        25.04%
1999        13.94%
2000        -2.80%

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BEST QUARTER                                                              13.24%
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                                                               4th quarter, 1998

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WORST QUARTER                                                             -4.90%
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                                                              4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
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CLASS A                                 -8.40%          12.43%         11.67%
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CLASS B                                 -6.73%          13.53%         12.33%
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CLASS C                                 -3.59%          13.77%         12.33%
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S&P 500 INDEX                           -9.10%          18.33%         17.44%
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LEHMAN GOV'T/CREDIT INDEX               11.85%           6.24%          8.00%
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LEHMAN AGGREGATE BOND INDEX             11.63%           6.46%          7.96%
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LIPPER  BALANCED FUNDS INDEX             2.39%          11.80%         12.45%
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The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN BALANCED FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
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CLASS A SHARES          5.75%                       NONE
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CLASS B SHARES          NONE                        5.00%
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CLASS C SHARES          NONE                        1.00%
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
CLASS A*                0.50%#       0.25%#           0.68%#     1.43%#
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CLASS B@                0.50%        0.75%            0.68%      1.93%
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CLASS C@                0.50%        0.75%            0.68%      1.93%
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(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Other Expenses for Class A shares are currently expected to be 0.50% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That's because J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

This table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $712          $1,001         $1,312        $2,190
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CLASS B SHARES**            $696          $  906         $1,242        $2,124***
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CLASS C SHARES**            $296          $  606         $1,042        $2,254
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IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $196          $606           $1,042        $2,124***
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CLASS C SHARES              $196          $606           $1,042        $2,254
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  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

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J.P. MORGAN EQUITY INCOME FUND
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The Fund's objective

The Fund aims to invest in securities that provide both capital appreciation and current income.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN EQUITY INCOME FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Equity Income Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The fund may invest in mid-capitalization companies.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic.
Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN EQUITY INCOME FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on August 24, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991        22.10%
1992         5.61%
1993        12.34%
1994        -3.37%
1995        33.72%
1996        17.87%
1997        31.05%
1998        26.12%
1999        12.70%
2000        -4.09%

--------------------------------------------------------------------------------
BEST QUARTER                                                              18.81%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                             -8.07%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -9.60%         14.69%        14.02%
--------------------------------------------------------------------------------
CLASS B                               -7.64%         15.84%        14.70%
--------------------------------------------------------------------------------
CLASS C                               -4.80%         16.06%        14.70%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%         18.33%        17.44%
--------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX       7.46%         13.42%        14.45%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN EQUITY INCOME FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.40%#       0.25%#           0.76%#     1.41%#
--------------------------------------------------------------------------------
CLASS B@                0.40%        0.75%            0.76%      1.91%
--------------------------------------------------------------------------------
CLASS C@                0.40%        0.75%            0.76%      1.91%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Other Expenses are currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.75% and 1.75%, respectively. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $710          $996           $1,302        $2,169
--------------------------------------------------------------------------------
CLASS B SHARES**            $694          $900           $1,232        $2,103***
--------------------------------------------------------------------------------
CLASS C SHARES**            $294          $600           $1,032        $2,233
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $194          $600           $1,032        $2,103***
--------------------------------------------------------------------------------
CLASS C SHARES              $194          $600           $1,032        $2,233
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund uses an active equity management style focused on earnings momentum and value within a diversified stock universe. The Fund seeks capital appreciation by targeting companies with strong revenue gains and attractive earnings momentum and seeks value by emphasizing companies with relatively low price-to-book ratios, low price-to-cash flows ratios versus return on capital and above average dividend yield.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN LARGE CAP EQUITY FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Large Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN LARGE CAP EQUITY FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Class A shares were launched on May 8, 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1996 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991        31.24%
1992         5.20%
1993         8.63%
1994         0.22%
1995        31.03%
1996        22.54%
1997        32.63%
1998        21.69%
1999        10.42%
2000        -4.62%

--------------------------------------------------------------------------------
BEST QUARTER                                                              18.90%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                             -9.73%
--------------------------------------------------------------------------------

                                                               3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -10.12%       14.45%         14.48%
--------------------------------------------------------------------------------
CLASS B                                -9.41%       15.10%         14.92%
--------------------------------------------------------------------------------
CLASS C                                -5.98%       15.26%         14.89%
--------------------------------------------------------------------------------
S&P 500 INDEX                          -9.10%       18.33%         17.44%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX      1.95%       15.74%         16.12%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on May 7, 1996. The performance for the period before Class B shares were launched is based on the performance of Institutional Class shares of the Fund. Class C shares were first offered on November 11, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Institutional Class shares.

J.P. MORGAN LARGE CAP EQUITY FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.70%#     1.35%#
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.70%#     1.85%#
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.70%#     1.85%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.75% and 1.75%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $705          $978           $1,272        $2,105
--------------------------------------------------------------------------------
CLASS B SHARES**            $688          $882           $1,201        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES**            $288          $582           $1,001        $2,169
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $188          $582           $1,001        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES              $188          $582           $1,001        $2,169
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. government debt securities and investment- grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN GROWTH AND INCOME FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. This section describes some of the specific risks of investing in Growth and Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN GROWTH AND INCOME FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1991        59.13%
1992        15.06%
1993        12.99%
1994        -3.41%
1995        27.55%
1996        19.38%
1997        29.53%
1998        14.11%
1999         8.09%
2000         0.48%

--------------------------------------------------------------------------------
BEST QUARTER                                                              33.98%
--------------------------------------------------------------------------------

                                                               1st quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                            -12.20%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -5.29%        12.55%         16.49%
--------------------------------------------------------------------------------
CLASS B                               -4.26%        13.08%         16.76%
--------------------------------------------------------------------------------
CLASS C                               -0.88%        12.94%         16.56%
--------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX              6.08%        16.81%         16.88%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX     1.95%        15.74%         16.12%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on January 2, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN GROWTH AND INCOME FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.65%      1.30%
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.65%      1.80%
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.65%      1.80%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $700          $963           $1,247        $2,053
--------------------------------------------------------------------------------
CLASS B SHARES**            $683          $866           $1,175        $1,985***
--------------------------------------------------------------------------------
CLASS C SHARES**            $283          $566           $  975        $2,116
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $183          $566           $975          $1,985***
--------------------------------------------------------------------------------
CLASS C SHARES              $183          $566           $975          $2,116
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN CORE EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its assets in Core Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Core Equity Portfolio as well as to the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 Index stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth greater than or equal to that of the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500 Index. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN CORE EQUITY FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Core Equity Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary shares, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN CORE EQUITY FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on September 10, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1994-1998 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1994        -4.03%
1995        25.53%
1996        22.54%
1997        33.33%
1998        30.80%
1999        23.59%
2000       -12.19%

--------------------------------------------------------------------------------
BEST QUARTER                                                              22.85%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                            -11.03%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                       SINCE
                                            PAST          PAST         INCEPTION
                                            1 YEAR        5 YEARS      (4/1/93)
--------------------------------------------------------------------------------
CLASS A                                     -17.23%       16.93%       14.42%
--------------------------------------------------------------------------------
CLASS B                                     -16.28%       18.12%       15.30%
--------------------------------------------------------------------------------
CLASS C                                     -13.01%       18.32%       15.30%
--------------------------------------------------------------------------------
S&P 500  INDEX                               -9.10%       18.33%       17.11%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX            -7.37%       16.79%       15.34%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN CORE EQUITY FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.50%#       0.25%#           0.77%#     1.52%#
--------------------------------------------------------------------------------
CLASS B@                0.50%        0.75%            0.77%      2.02%
--------------------------------------------------------------------------------
CLASS C@                0.50%        0.75%            0.77%      2.02%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Distribution Fees for Class A shares are currently expected to be 0.10%, the Other Expenses for Class A, Class B and Class C shares are expected to be 0.65%, 0.75% and 0.75%, respectively, and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 2.00% and 2.00%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $721            $1,028       $1,356        $2,283
--------------------------------------------------------------------------------
CLASS B SHARES**            $705            $  934       $1,288        $2,220***
--------------------------------------------------------------------------------
CLASS C SHARES**            $305            $  634       $1,088        $2,348
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $205          $634           $1,088        $2,220***
--------------------------------------------------------------------------------
CLASS C SHARES              $205          $634           $1,088        $2,348
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FOCUS FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

The Fund's advisers use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the advisers as having the most favorable characteristics through a disciplined investment approach which relies on research-intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing their analysis, the advisers will meet industry concentration limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.

The advisers go through this process at least monthly to identify what they believe to be the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The advisers also use the process to frequently monitor the Fund's investments.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN FOCUS FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. This sections some of the specific risks of investing in Focus Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares in the future.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.

J.P. MORGAN FOCUS FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performances does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1999        13.68%
2000       -25.72%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.54%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                            -22.83%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                       SINCE
                                                                       INCEPTION
                                                         PAST 1 YEAR   (6/30/98)
--------------------------------------------------------------------------------
CLASS A                                                  -29.99%       -8.36%
--------------------------------------------------------------------------------
CLASS B                                                  -29.88%       -7.85%
--------------------------------------------------------------------------------
CLASS C                                                  -26.92%       -6.73%
--------------------------------------------------------------------------------
S&P 500 INDEX                                             -9.10%        7.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX                         -7.37%        7.14%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

J.P. MORGAN FOCUS FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.97%#     1.62%#
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.97%#     2.12%#
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.97%#     2.12%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.13%, the Other Expenses for Class A shares are expected to be 0.87% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.85% and 1.85%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR          3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $730            $1,057       $1,406        $2,386
--------------------------------------------------------------------------------
CLASS B SHARES**            $715            $  964       $1,339        $2,325***
--------------------------------------------------------------------------------
CLASS C SHARES**            $315            $  664       $1,139        $2,452
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $215          $664           $1,139        $2,325***
--------------------------------------------------------------------------------
CLASS C SHARES              $215          $664           $1,139        $2,452
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its assets in Equity Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Equity Growth Portfolio as well as to the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:

o projected earnings growth rate that is greater than or equal to the equity markets in general;

o return on assets and return on equity equal to or greater than the equity markets;

o     above market average price-earnings ratios;

o     below-average dividend yield;

o     above-average market volatility; and

o     market capitalization of more than $500 million.

The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and thus lower performance) and increase your taxable dividends.

J.P. MORGAN EQUITY GROWTH FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN EQUITY GROWTH FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on August 13, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991        31.69%
1992         6.43%
1993         2.48%
1994        -0.90%
1995        25.78%
1996        20.52%
1997        37.20%
1998        41.19%
1999        31.54%
2000       -23.58%

--------------------------------------------------------------------------------
BEST QUARTER                                                              27.32%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                            -17.89%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -28.23%       17.12%         14.71%
--------------------------------------------------------------------------------
CLASS B                               -27.03%       18.31%         15.39%
--------------------------------------------------------------------------------
CLASS C                               -24.49%       18.52%         15.39%
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX            -22.08%       19.16%         17.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX   -19.68%       17.85%         17.32%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN EQUITY GROWTH FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.50%#       0.25%#           0.73%#     1.48%#
--------------------------------------------------------------------------------
CLASS B@                0.50%        0.75%            0.73%      1.98%
--------------------------------------------------------------------------------
CLASS C@                0.50%        0.75%            0.73%      1.98%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Distribution Fees for Class A shares is currently expected to be 0.02% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $717          $1,016         $1,336        $2,242
--------------------------------------------------------------------------------
CLASS B SHARES**            $701          $  921         $1,268        $2,177***
--------------------------------------------------------------------------------
CLASS C SHARES**            $301          $  621         $1,068        $2,306
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $201          $621           $1,068        $2,177***
--------------------------------------------------------------------------------
CLASS C SHARES              $201          $621           $1,068        $2,306
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Capital Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Capital Growth Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within a universe of S&P MidCap 400 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on investing in mid-sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or service and superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN CAPITAL GROWTH FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Capital Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN CAPITAL GROWTH FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1991        70.74%
1992        12.95%
1993        20.17%
1994        -1.31%
1995        22.24%
1996        24.20%
1997        23.37%
1998         5.54%
1999        12.77%
2000        14.17%

--------------------------------------------------------------------------------
BEST QUARTER                                                              26.78%
--------------------------------------------------------------------------------

                                                               1st quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                            -19.57%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                              7.60%         14.43%          18.56%
--------------------------------------------------------------------------------
CLASS B                              8.61%         14.99%          18.84%
--------------------------------------------------------------------------------
CLASS C                             12.64%         15.05%          18.75%
--------------------------------------------------------------------------------
S&P  MIDCAP 400 INDEX               17.50%         20.41%          19.86%
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX      6.26%         16.17%          17.94%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on January 2, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN CAPITAL GROWTH FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.70%      1.35%
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.70%      1.85%
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.70%      1.85%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $705          $978           $1,272        $2,105
--------------------------------------------------------------------------------
CLASS B SHARES**            $688          $882           $1,201        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES**            $288          $582           $1,001        $2,169
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $188          $582           $1,001        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES              $188          $582           $1,001        $2,169
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on companies with above market average price-earnings ratios and price-book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value styles of investing.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.

The Fund may invest up to 20% of its total assets in foreign securities these investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN SMALL CAP EQUITY FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN SMALL CAP EQUITY FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1995        54.04%
1996        28.80%
1997        17.76%
1998         3.34%
1999        13.75%
2000        14.18%

--------------------------------------------------------------------------------
BEST QUARTER                                                              19.38%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                            -21.13%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                          PAST 1 YEAR   PAST 5 YEARS  (12/20/94)
--------------------------------------------------------------------------------
CLASS A                                    7.63%        13.92%        20.43%
--------------------------------------------------------------------------------
CLASS B                                    8.56%        14.22%        20.78%
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX                    11.80%        13.57%        16.15%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX          6.93%        12.44%        15.28%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered March 28, 1995. The performance for the period before Class B shares were launched is based on performance for Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.65%        0.25%            0.52%#     1.42%#
--------------------------------------------------------------------------------
CLASS B                 0.65%        0.75%            0.76%#     2.16%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN SMALL CAP EQUITY FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $711          $998           $1,307        $2,179
--------------------------------------------------------------------------------
CLASS B SHARES**            $719          $976           $1,359        $2,305***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $219          $676           $1,159        $2,305***
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN DYNAMIC SMALL CAP FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's advisers apply an active equity management style focused on investing in small sized growth companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

To maintain investment flexibility, the Fund may stop accepting new investors once the Fund's net assets reach approximately $1 billion. If that happens, existing shareholders would still be able to buy additional Fund shares.

J.P. MORGAN DYNAMIC SMALL CAP FUND

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Dynamic Small Cap Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. Smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differ- ing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN DYNAMIC SMALL CAP FUND

increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1998        13.46%
1999        30.13%
2000        11.42%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.00%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                            -18.98%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

J.P. MORGAN DYNAMIC SMALL CAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000
                                                                       SINCE
                                                                       INCEPTION
                                                       PAST 1 YEAR     (5/19/97)
--------------------------------------------------------------------------------
CLASS A                                                5.03%           22.31%
--------------------------------------------------------------------------------
CLASS B                                                6.11%           23.00%
--------------------------------------------------------------------------------
CLASS C                                                9.74%           23.43%
--------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX                   0.57%           11.87%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX                   -8.25%           15.85%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class C shares were first offered on January 7, 1998. The performance for the period before Class C shares were launched is based on the performance for Class B shares of the Fund.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.65%        0.25%            0.75%#     1.65%#
--------------------------------------------------------------------------------
CLASS B                 0.65%        0.75%            0.75%#     2.15%#
--------------------------------------------------------------------------------
CLASS C                 0.65%        0.75%            0.75%#     2.15%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses for Class A shares is currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.50%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN DYNAMIC SMALL CAP FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $733          $1,065         $1,420        $2,417
--------------------------------------------------------------------------------
CLASS B SHARES**            $718          $  973         $1,354        $2,356***
--------------------------------------------------------------------------------
CLASS C SHARES**            $318          $  673         $1,154        $2,483
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $218          $673           $1,154        $2,356***
--------------------------------------------------------------------------------
CLASS C SHARES              $218          $673           $1,154        $2,483
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Funds' investment adviser

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                                          Fiscal Year
Fund                                                         Ended           %
--------------------------------------------------------------------------------
Equity Growth Fund                                       Dec. 31, 2000     0.73%
Core Equity Fund                                         Dec. 31, 2000     0.70%
Balanced Fund                                            Dec. 31, 2000     0.69%
Equity Income Fund                                       Dec. 31, 2000     0.72%
Large Cap Equity Fund                                    Oct. 31, 2000     0.13%
Growth & Income Fund                                     Oct. 31, 2000     0.40%
Focus Fund                                               Oct. 31, 2000     0.05%
Capital Growth Fund                                      Oct. 31, 2000     0.40%
Small Cap Equity Fund                                    Oct. 31, 2000     0.65%
Dynamic Small Cap Fund                                   Oct. 31, 2000     0.58%

FUND'S INVESTMENT ADVISER

The Portfolio Managers

BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President and Portfolio Manager at JPMFAM (USA), is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with JPMFAM (USA) since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987 as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

EQUITY INCOME FUND

Robert Heintz, Director of Equity Management, Research and Trading at
JPMFAM (USA), is responsible for management of the Fund's portfolio. Mr. Heintz has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999.

LARGE CAP EQUITY FUND

Mr. Heintz is responsible for management of the Fund's portfolio. Mr. Heintz has been managing the Fund since August 1999.

GROWTH AND INCOME FUND

Mr. Heintz and Steve O'Keefe, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.

FOCUS FUND

Mr. Lartigue and Mr. Phelps are responsible for management of the Fund's portfolio. They have been managing the Fund since August 1999 and February 2001 respectively.

CAPITAL GROWTH FUND

Mr. Heintz and Chris Matlock, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have been managing the Fund since August 1999.

SMALL CAP EQUITY FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999.

DYNAMIC SMALL CAP FUND

Ms. Ellis and Mr. Lartigue are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.

CORE EQUITY FUND

Mr. Lartigue, and Mr. Phelps have managed the portfolio since January of 1996.

EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges

You must pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You may choose to invest in one of two or three different classes of shares in each Fund. The Small Cap Equity Fund is available in either Class A or Class B shares, as described in this prospectus. You may purchase Class A, Class B or Class C shares in each other Fund described in the prospectus.

Different charges are associated with each class of shares:

o If you choose to invest in Class A shares, you must pay a sales charge when you invest.

o If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

o If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

                                                           TOTAL SALES CHARGE

                                                          AS % OF THE   AS %
                                                          OFFERING      OF NET
AMOUNT OF                                                 PRICE         AMOUNT
INVESTMENT                                                PER SHARE     INVESTED
--------------------------------------------------------------------------------
LESS THAN
$100,000                                                  5.75%           6.10%
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                                            3.75%           3.90%
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                                            2.50%           2.56%
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                                          2.00%           2.04%
--------------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

YEAR                                                  DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
1                                                     5%
--------------------------------------------------------------------------------
2                                                     4%
--------------------------------------------------------------------------------
3                                                     3%
--------------------------------------------------------------------------------
4                                                     3%
--------------------------------------------------------------------------------
5                                                     2%
--------------------------------------------------------------------------------
6                                                     1%
--------------------------------------------------------------------------------
7                                                     NONE
--------------------------------------------------------------------------------
8                                                     NONE
--------------------------------------------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

HOW YOUR ACCOUNT WORKS

GENERAL

J.P. Morgan Fund Distributors Inc. (JPM) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMFAM
(USA). Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares. In addition, each Fund except the Small Cap Equity Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

Buying Fund shares

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE J.P. MORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. The Systematic Investment Plan is described in detail later in this document.

                                   ----------

Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account.

Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

--------------------------------------------------------------------------------
THE J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

TYPE OF                                                INITIAL       ADDITIONAL
ACCOUNT                                                INVESTMENT    INVESTMENTS
--------------------------------------------------------------------------------
REGULAR
ACCOUNT                                                $2,500        $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN                                                   $1,000        $100
--------------------------------------------------------------------------------
IRAS                                                   $1,000        $100
--------------------------------------------------------------------------------
SEP-IRAS                                               $1,000        $100
--------------------------------------------------------------------------------
EDUCATION
IRAS                                                   $  500        $100
--------------------------------------------------------------------------------

Make your check out to J.P. Morgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the J.P. Morgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you

HOW YOUR ACCOUNT WORKS

should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE J.P. MORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

                                   ----------

You can sell your shares on any day that the J.P. Morgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more, or

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.

Exchanging Fund shares

You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE J.P. MORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one J. P. Morgan account to another of the same class.

Call the J.P. Morgan Funds Service Center for details.

                                   ----------

If you exchange Class B shares of a Fund for Class B shares of another J.P. Morgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

Other information concerning the Funds

We may close your account if the balance falls below $500 because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account

HOW YOUR ACCOUNT WORKS

registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Funds have agreements with certain shareholder servicing agents (including JPMFAM (USA)) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

JPMFAM(USA)and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B shares of the Funds and Class C shares of all Funds except the Small Cap Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

JPMFAM(USA)and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Balanced Fund, Equity Income Fund, Large Cap Equity Fund, Core Equity Fund, Growth and Income Fund and Equity Growth Fund distribute any net investment income at least quarterly. The Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Balanced Fund and Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Core Equity Fund, Growth and Income Fund, Equity Growth Fund, Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800- 348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800- 348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one J.P. Morgan Fund account to another on a regular basis. It is a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.

What the terms mean

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A Share and, where applicable, one Class B Share and one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Reports to Shareholders for the year ended October 31, 2000 for the Large Cap Equity, Growth and Income, Focus, Capital Growth, Small Cap Equity and Dynamic Small Cap Fund and December 31, 2000 for the Balanced, Equity Income, Core Equity and Equity Growth Funds, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS

J.P. Morgan Balanced Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year   10/16/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
-
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 38.46       $ 34.51       $ 31.87
-
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                         0.76@         0.70@         0.10
    Net gains or losses in investments (both realized and unrealized)            (1.96)         4.05          3.95
                                                                               -------       -------       -------
    Total from investment operations                                             (1.20)         4.75          4.05

  Less distributions:
    Dividents from net investment income                                          1.28          0.61          0.16
    Distributions from capital gains                                              5.75          0.19          1.25
                                                                               -------       -------       -------
    Total distributions                                                           7.03          0.80          1.41
-
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 30.23       $ 38.46       $ 34.51
-
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                  (2.80%)       13.94%
12.78%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     2       $     2       $     1
-
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.25%
1.25%
-
------------------------------------------------------------------------------------------------------------------
Net investment income                                                             1.99%         1.94%
1.84%
-
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.75%         3.34%
107.16%
-
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits        0.49%        (0.15%)
(104.07%)
-
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            134%           45%
58%
-
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Balanced Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Equity Income Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    8/24/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
-
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 49.83       $ 46.23       $ 40.49
-
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                         0.17@         0.20@         0.06
    Net gains or losses in investments (both realized and unrealized)            (2.66)         5.63          5.89
                                                                               -------       -------       -------
    Total from investment operations                                             (2.49)         5.83          5.95

  Less distributions:
    Dividends from net investment income                                          0.18          0.23          0.07
    Distributions from capital gains                                             11.81          2.00          0.14
                                                                               -------       -------       -------
    Total distributions                                                          11.99          2.23          0.21
-
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 35.35       $ 49.83       $ 46.23
-
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                  (4.09%)       12.70%
14.70%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     5       $     4       $     1
-
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.24%
1.18%
-
------------------------------------------------------------------------------------------------------------------
Net investment income                                                             0.34%         0.42%
0.57%
-
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     1.94%         3.33%
37.61%
-
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (0.35%)       (1.67%)
(35.86%)
-
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             15%           16%
3%
-
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Equity Income Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS

J.P. Morgan Core Equity Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    9/10/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
-
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 32.19       $ 26.52       $ 21.49
-
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                        (0.05)        (0.05)@          --
    Net gains or losses in investments (both realized and unrealized)            (3.96)         6.28          6.22
                                                                               -------       -------       -------
    Total from investment operations                                             (4.01)         6.23          6.22

  Less distributions:
    Dividends from net investment income                                            --          0.01          0.02
    Distributions from capital gains                                              1.88          0.55          1.17
                                                                               -------       -------       -------
    Total distributions                                                           1.88          0.56          1.19
-
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 26.30       $ 32.19       $ 26.52
-
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 (12.19%)       23.59%
29.08%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     9       $     6       $     1
-
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.24%         1.24%         1.23
-
------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.25%)       (0.13%)
(0.03%)
-
------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                       1.80%         3.02%
140.46%
-
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                         (0.81%)       (1.89%)
(139.26%)
-
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                           11%+
32%
-
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Core Equity Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  + Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Core Equity Portfolio.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Equity Growth Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    8/13/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
-
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 67.85       $ 52.30       $ 45.57
-
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                        (0.42)@       (0.29)@
(0.02)
    Net gains or losses in investments (both realized and unrealized)           (16.14)        16.75          8.53
                                                                               -------       -------       -------
    Total from investment operations                                            (16.56)        16.46          8.51

  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                              8.17          0.91          1.78
                                                                               -------       -------       -------
    Total distributions                                                           8.17          0.91          1.78
-
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 43.12       $ 67.85       $ 52.30
-
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 (23.85%)       31.54%
18.80%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    24       $    15       $     1
-
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.24%         1.24%
1.25%
-
------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.65%)       (0.48%)
(0.19%)
-
------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                       1.64%         2.34%
5.88%
-
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                         (1.05%)       (1.58%)
4.82%
-
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                           15%~
35%
-
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Equity Growth Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Equity Growth Portfolio.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS

J.P. Morgan Large Cap Equity Fund*

                                                                                                     CLASS A

---------------------------------------------------------
                                                                               Year        Year
Year        Year    5/8/96**
                                                                              Ended       ended       ended
ended     through
PER SHARE OPERATING PERFORMANCE                                            10/31/00    10/31/99    10/31/98
10/31/97    10/31/96
-
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $16.20      $15.09      $14.83
$13.25      $12.06
-
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      0.07        0.13
0.12        0.11        0.05
    Net gains or losses in securities
    (both realized and unrealized)                                             1.08        2.06
1.92        3.45        1.21
                                                                             ------      ------      ------
------      ------
    Total from investment operations                                           1.15        2.19
2.04        3.56        1.26

  Less distributions:
    Dividends from net investment income                                       0.07        0.13
0.12        0.09        0.07
    Distributions from capital gains                                           1.06        0.95
1.66        1.89          --
                                                                             ------      ------      ------
------      ------
    Total distributions                                                        1.13        1.08
1.78        1.98        0.07
-
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $16.22      $16.20      $15.09
$14.83      $13.25
-
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                7.34%      14.96%      15.15%
30.69%      10.84%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   65      $   69      $   50
$   44      $    8
-
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       0.96%       0.80%
0.85%       1.13%       1.38%
-
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          0.43%       0.80%
0.81%       0.61%       0.84%
-
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                  1.33%       1.30%
1.35%       1.63%       1.87%
-
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits     0.06%       0.30%
0.31%       0.11%       0.35%
-
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          27%         70%
72%         72%         89%
-
------------------------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Large Cap Equity Fund.

 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Large Cap Equity Fund (continued)*

                                                                                          CLASS B

---------------------------------------------------------------
                                                                 Year          Year         Year         Year
5/7/96**
                                                                Ended         ended        ended
ended      through
PER SHARE OPERATING PERFORMANCE                              10/31/00      10/31/99     10/31/98     10/31/97
10/31/96
-
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $16.10       $15.02       $14.76
$13.22       $12.06
-
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.02)        0.07         0.05
0.07         0.05
    Net gains or losses in securities
    (both realized and unrealized)                                1.08         2.03         1.92
3.42         1.19
                                                                ------       ------       ------
------       ------
    Total from investment operations                              1.06         2.10         1.97
3.49         1.24

  Less distributions:
    Dividends from net investment income                          0.01         0.07         0.05
0.06         0.08
    Distributions from capital gains                              1.06         0.95         1.66         1.89
          --
                                                                ------       ------       ------
------       ------
    Total distributions                                           1.07         1.02         1.71
1.95         0.08
-
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.09       $16.10       $15.02
$14.76       $13.22
-
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                   6.76%       14.38%       14.71%
30.15%        6.66%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                            $   29       $   35       $   10       $
5       $    1
-
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                          1.46%        1.29%        1.35%
1.59%        1.88%
-
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                            (0.06%)       0.28%        0.31%
0.15%        0.14%
-
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     1.83%        1.79%        1.85%
2.09%        2.38%
-
----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (0.43%)      (0.22%)      (0.19%)
(0.35%)      (0.36%)
-
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             27%          70%          72%
72%          89%
-
----------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS C
                                                             ---------------------
                                                                 Year   11/11/98**
                                                                Ended      through
PER SHARE OPERATING PERFORMANCE                              10/31/00     10/31/99
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $16.03       $15.21
----------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       (0.01)        0.07
    Net gains or losses in securities
    (both realized and unrealized)                               1.06         1.79
                                                               ------       ------
    Total from investment operations                             1.05         1.86

  Less distributions:
    Dividends from net investment income                         0.01         0.09
    Distributions from capital gains                             1.06         0.95
                                                               ------       ------
    Total distributions                                          1.07         1.04
----------------------------------------------------------------------------------
Net asset value, end of period                                 $16.01       $16.03
----------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  6.74%       12.62%
==================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period (millions)                           $    2       $    1
----------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------
Expenses                                                         1.48%        1.29%
----------------------------------------------------------------------------------
Net investment income                                           (0.10%)       0.24%
----------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits    1.83%        1.79%
----------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                            (0.45%)      (0.26%)
----------------------------------------------------------------------------------
Portfolio turnover rate                                            27%          70%
----------------------------------------------------------------------------------

  *   Formerly Chase Vista Large Cap Equity Fund.

 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS

J.P. Morgan Growth and Income Fund*

                                                                                                     CLASS A

---------------------------------------------------------
                                                                               Year        Year
Year        Year        Year
                                                                              Ended       ended       ended
ended       ended
PER SHARE OPERATING PERFORMANCE                                            10/31/00    10/31/99    10/31/98
10/31/97    10/31/96
-
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $43.65      $43.24      $46.21
$39.21      $34.96
-
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      0.09@       0.18@
0.19@       0.35@       0.60
    Net gains or losses in securities
    (both realized and unrealized)                                             3.31        5.07        3.59
10.18        5.96
                                                                             ------      ------      ------
------      ------
    Total from investment operations                                           3.40        5.25        3.78
10.53        6.56
                                                                             ------      ------      ------
------      ------

  Less distributions:
    Dividends from net investment income                                       0.03        0.17
0.19        0.38        0.55
    Distributions from capital gains                                           6.31        4.67
6.56        3.15        1.76
                                                                             ------      ------      ------
------      ------
    Total distributions                                                        6.34        4.84
6.75        3.53        2.31
-
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $40.71      $43.65      $43.24
$46.21      $39.21
-
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                8.88%      12.82%       9.09%
28.84%      19.60%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $1,131      $1,385      $1,499
$1,497      $1,591
-
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       1.30%       1.26%
1.25%       1.27%       1.32%
-
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          0.23%       0.41%
0.44%       0.82%       1.46%
-
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                    1.30%       1.26%
1.25%       1.27%       1.32%
-
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                       0.23%       0.41%
0.44%       0.82%       1.46%
-
------------------------------------------------------------------------------------------------------------------------------------

      *     Formerly Chase Vista Growth and Income Fund.

      (1) Total return figures do not include the effect of any front-end or deferred sales load.

      @     Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS

J.P. Morgan Growth and Income Fund (continued)*

                                                                                        CLASS B

----------------------------------------------------------------
                                                              Year          Year          Year          Year
     Year
                                                             Ended         ended         ended
ended        ended
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98      10/31/97
10/31/96
-
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 43.25       $ 42.92       $ 45.96       $ 39.02
$ 34.81
-
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.11)@       (0.04)@       (0.02)@
0.13@        0.37
    Net gains or losses in securities
    (both realized and unrealized)                            3.26          5.04          3.54
10.13         5.98
                                                           -------       -------       -------       -------
-------
    Total from investment operations                          3.15          5.00          3.52
10.26         6.35
                                                           -------       -------       -------       -------
-------

  Less distributions:
    Dividends from net investment income                        --            --            --
0.17         0.38
    Distributions from capital gains                          6.31          4.67          6.56
3.15         1.76
                                                           -------       -------       -------       -------
-------
    Total distributions                                       6.31          4.67          6.56
3.32         2.14
-
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 40.09       $ 43.25       $ 42.92       $ 45.96
$ 39.02
-
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               8.32%        12.29%         8.52%
28.20%       19.02%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $   409       $   528       $   542       $   489
$   370
-
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
--------------------------------------------------------------------------------------------------------------------------
Expenses                                                      1.80%         1.76%         1.75%
1.77%        1.81%
-
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                        (0.27%)       (0.09%)       (0.06%)
0.31%        0.95%
-
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.80%         1.76%         1.75%
1.77%        1.81%
-
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.27%)       (0.09%)       (0.06%)
0.31%        0.95%
-
--------------------------------------------------------------------------------------------------------------------------
                                                                         CLASS C
                                                          ------------------------------------
                                                              Year          Year    01/02/98**
                                                             Ended         ended       through
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 42.34       $ 42.13       $ 41.64
----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.11)@       (0.03)@       (0.02)@
    Net gains or losses in securities
    (both realized and unrealized)                            3.18          4.94          0.68
                                                           -------       -------       -------
    Total from investment operations                          3.07          4.91          0.66

  Less distributions:
    Dividends from net investment income                        --          0.03          0.09
    Distributions from capital gains                          6.31          4.67          0.08
                                                           -------       -------       -------
    Total distributions                                       6.31          4.70          0.17
----------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 39.10       $ 42.34       $ 42.13
----------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               8.31%        12.29%         1.55%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $     9       $    10       $     5
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------
Expenses                                                      1.80%         1.76%         1.72%
----------------------------------------------------------------------------------------------
Net investment income                                        (0.27%)       (0.07%)       (0.05%)
----------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.80%         1.76%         1.72%
----------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.27%)       (0.07%)       (0.05%)
----------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Growth and Income Fund.

 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  @   Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS

J.P. Morgan Focus Fund*

                                                                                             CLASS A
                                                                              ------------------------------------
                                                                                  Year          Year     6/30/98**
                                                                                 Ended         ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
-
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.83       $  9.40       $ 10.00
-
--------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.08)         0.01@         0.01
    Net gains or losses in securities (both realized and unrealized)              0.17          0.43
(0.61)
                                                                               -------       -------       -------
    Total from investment operations                                              0.09          0.44
(0.60)
                                                                               -------       -------       -------

  Less distributions:
    Dividends from net investment income                                            --          0.01            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --          0.01            --
-
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.92       $  9.83       $  9.40
-
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.92%         4.67%
(6.00%)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    20       $    17       $    18
-
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
--------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.25%
1.25%
-
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.69%)        0.07%
0.48%
-
--------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     1.70%         1.81%
2.05%
-
--------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.14%)       (0.49%)
(0.32%)
-
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%
33%
-
--------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B

-------------------------------------
                                                                                  Year          Year     6/30/98**
                                                                                 Ended         ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
-
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.77       $  9.38       $ 10.00
-
-------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.12)        (0.05)@          --
    Net gains or losses in securities (both realized and unrealized)              0.14          0.44
(0.62)
                                                                               -------       -------       -------
    Total from investment operations                                              0.02          0.39
(0.62)
                                                                               -------       -------       -------
  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --            --            --
-
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.79       $  9.77       $  9.38
-
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.20%         4.16%
(6.20%)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    28       $    22       $    18
-
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
-------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.85%         1.84%
1.85%
-
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (1.29%)       (0.51%)
(0.15%)
-
-------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.20%         2.30%
2.54%
-
-------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.64%)       (0.97%)
(0.84%)
-
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%
33%
-
-------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Focus Fund.

 **   Commencement of operations.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

J.P. Morgan Focus Fund (continued)*

                                                                                             CLASS C

-------------------------------------
                                                                                 Year           Year    06/30/98**
                                                                                Ended          ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
-
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.76       $  9.38       $ 10.00
-
-------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.14)        (0.05)@          --
    Net gains or losses in securities (both realized and unrealized)              0.17          0.43
(0.62)
                                                                               -------       -------       -------
    Total from investment operations                                              0.03          0.38
(0.62)

  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --            --            --
-
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.79       $  9.76       $  9.38
-
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.31%         4.05%
(6.20%)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     7       $     7       $     4
-
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-
-------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.85%         1.84%
1.85%
-
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (1.29%)       (0.55%)
(0.14%)
-
-------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.20%         2.29%
2.55%
-
-------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.64%)       (1.00%)
(0.84%)
-
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%
33%
-
-------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Focus Fund.

 **   Commencement of operations.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

FINANACIAL HIGHLIGHTS

J.P. Morgan Capital Growth Fund*

                                                                                                    CLASS A

---------------------------------------------------------
                                                                               Year        Year        Year        Year        Year
                                                                              Ended       ended       ended       ended       ended
Per Share Operating Performance                                            10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $42.85      $41.22      $46.76      $41.60      $35.65
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                     (0.14)@     (0.20)@     (0.12)      (0.02)@      0.15
    Net gains or losses in securities (both realized and unrealized)          10.11        5.75       (0.52)      10.13        7.27
                                                                             ------      ------      ------       ------      ------
    Total from investment operations                                           9.97        5.55       (0.64)      10.11        7.42

  Less distributions:
    Dividends from net investment income                                         --          --          --        0.15        0.12
    Distributions from capital gains                                           4.91        3.92        4.90        4.80        1.35
                                                                             ------      ------      ------      ------      ------
    Total distributions                                                        4.91        3.92        4.90        4.95        1.47
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $47.91      $42.85      $41.22      $46.76      $41.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                               25.81%      14.30%      (1.60%)     26.47%      21.48%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $  523      $  577      $  728      $  839      $  768
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       1.35%       1.30%       1.27%       1.31%       1.37%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         (0.32%)     (0.48%)     (0.24%)     (0.05%)      0.39%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                    1.35%       1.30%       1.27%       1.31%       1.37%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                      (0.32%)     (0.48%)     (0.24%)     (0.05%       0.39%
------------------------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Capital Growth Fund.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  @   Calculated based upon average shares outstanding.

J.P. Morgan Capital Growth Fund (continued)*

                                                                                        CLASS B

-----------------------------------------------------------------
                                                              Year          Year          Year          Year         Year
                                                             ended         ended         ended         ended        ended
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 41.67       $ 40.38       $ 46.11       $ 41.21    $ 35.39
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.35)        (0.40)@       (0.29)        (0.23)@    (0.08)
    Net gains or losses in securities
    (both realized and unrealized)                            9.79          5.61         (0.54)        10.01       7.25
                                                           -------       -------       -------       -------    -------
    Total from investment operations                          9.44          5.21         (0.83)         9.78       7.17
                                                           -------       -------       -------       -------    -------

  Less distributions:
    Dividends from net investment income                        --            --            --          0.08        --
    Distributions from capital gains                          4.91          3.92          4.90          4.80       1.35
                                                           -------       -------       -------       -------    -------
    Total distributions                                       4.91          3.92          4.90          4.88       1.35

---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 46.20       $ 41.67       $ 40.38       $ 46.11    $ 41.21
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              25.21%        13.71%        (2.08%)       25.85%     20.88%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $   318       $   338       $   405       $   422    $   334
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                      1.85%         1.80%         1.77%         1.81%      1.87%
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                        (0.82%)       (0.98%)       (0.74%)       (0.56%)    (0.21%)
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.85%         1.80%         1.77%         1.81%      1.87%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.82%)       (0.98%)       (0.74%)       (0.56%)    (0.21%)
---------------------------------------------------------------------------------------------------------------------------
                                                                         CLASS C
                                                          -------------------------------------
                                                              Year          Year    01/02/98**
                                                             ended         ended       through
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 41.31       $ 40.03       $ 42.81
-----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.35)@       (0.39)@       (0.09)
    Net gains or losses in securities
    (both realized and unrealized)                            9.71          5.59         (2.69)
                                                           -------       -------       -------
    Total from investment operations                          9.36          5.20         (2.78)
                                                           -------       -------       -------

  Less distributions:
    Dividends from net investment income                        --            --            --
    Distributions from capital gains                          4.91          3.92            --
                                                           -------       -------       -------
    Total distributions                                       4.91          3.92            --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 45.76       $ 41.31       $ 40.03
-----------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              25.25%        13.81%        (6.49%)
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $     5       $     6       $     4
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------
Expenses                                                      1.85%         1.80%         1.73%
-----------------------------------------------------------------------------------------------
Net investment income                                        (0.82%)       (0.97%)       (0.59%)
-----------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.85%         1.80%         1.73%
-----------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.82%)       (0.97%)       (0.59%)
-----------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Capital Growth Fund.

 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS

J.P. Morgan Small Cap Equity Fund*

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                                Year          Year         Year           Year          Year
                                               ended         ended        ended          ended         ended
PER SHARE OPERATING PERFORMANCE             10/31/00      10/31/99     10/31/98       10/31/97      10/31/96
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 22.77       $ 20.40       $ 23.57       $ 19.19       $ 15.07
-------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.20)@       (0.13)@       (0.11)        (0.05)         0.01
    Net gain or losses in securities
    (both realized and unrealized)              7.97          2.67         (2.42)         4.72          4.32
                                             -------       -------       -------       -------       -------
    Total from investment operations            7.77          2.54         (2.53)         4.67          4.33
  Less distributions:
    Dividends from net investment income          --            --            --            --          0.03
    Distributions from capital gains            2.65          0.17          0.64          0.29          0.18
                                             -------       -------       -------       -------       -------
    Total distributions                         2.65          0.17          0.64          0.29          0.21
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 27.89       $ 22.77       $ 20.40       $ 23.57       $ 19.19
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                37.10%        12.49%       (10.93%)       24.61%        29.06%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $    93       $    98       $   133       $   174       $   145
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-------------------------------------------------------------------------------------------------------------
Expenses                                        1.44%         1.40%         1.38%         1.45%         1.50%
-------------------------------------------------------------------------------------------------------------
Net investment income                          (0.77%)       (0.59%)       (0.43%)       (0.23%)        0.03%
-------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
 and earnings credits                           1.44%         1.40%         1.38%         1.45%         1.52%
-------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            (0.77%)       (0.59%)       (0.43%)       (0.23%)        0.01%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           75%           92%           74%           55%           78%
-------------------------------------------------------------------------------------------------------------
                                                                         CLASS B
                                            -----------------------------------------------------------------
                                                Year          Year          Year          Year          Year
                                               ended         ended         ended         ended         ended
PER SHARE OPERATING PERFORMANCE             10/31/00      10/31/99      10/31/98      10/31/97      10/31/96
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 22.06       $ 19.91       $ 23.19       $ 19.00       $ 15.01
-------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.37)@       (0.28)@       (0.31)        (0.27)        (0.08)
    Net gain or losses in securities
    (both realized and unrealized)              7.69          2.60         (2.33)         4.75          4.25
                                             -------       -------       -------       -------       -------
    Total from investment operations            7.32          2.32         (2.64)         4.48          4.17
  Less distributions:
    Dividends from net investment income          --            --            --            --            --
    Distributions from capital gains            2.65          0.17          0.64          0.29          0.18
                                             -------       -------       -------       -------       -------
    Total distributions                         2.65          0.17          0.64          0.29          0.18
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 26.73       $ 22.06       $ 19.91       $ 23.19       $ 19.00
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                36.17%        11.69%       (11.60%)       23.84%        28.04%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $    57       $    57       $    80       $   100       $    73
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
Expenses                                        2.17%         2.12%         2.10%         2.16%         2.22%
-------------------------------------------------------------------------------------------------------------
Net investment income                          (1.50%)       (1.31%)       (1.15%)       (0.94%)       (0.68%)
-------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
 and earnings credits                           2.17%         2.12%         2.10%         2.16%         2.25%
-------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            (1.50%)       (1.31%)       (1.15%)       (0.94%)       (0.71%)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           75%           92%           74%           55%           78%
-------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Equity Fund.

  @   Calculated based upon average shares outstanding.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Dynamic Small Cap Fund*

                                                                                    CLASS A
                                                              ----------------------------------------------------
                                                                  Year          Year          Year     5/19/97**
                                                                 ended         ended         ended       through
PER SHARE OPERATING PERFORMANCE:                              10/31/00      10/31/99      10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.98       $ 12.79       $ 13.85       $ 10.00
------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.22)@       (0.15)        (0.09)        (0.04)
    Net gains or losses in securities
    (both realized and unrealized)                                8.78          3.34         (0.97)         3.89
                                                               -------       -------       -------       -------
    Total from investment operations                              8.56          3.19         (1.06)         3.85

  Less distributions:
    Dividends from net investment income                            --            --            --            --
    Distributions from capital gains                                --            --            --            --
                                                               -------       -------       -------       -------
    Total distributions                                             --            --            --            --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 24.54       $ 15.98       $ 12.79       $ 13.85
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  53.57%        24.94%        (7.65%)       38.50%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $   154       $    78       $    62       $    43
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                          1.50%         1.49%         1.50%         1.49%
------------------------------------------------------------------------------------------------------------------
Net investment income                                            (0.99%)       (0.95%)       (0.91%)       (1.16%)
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     1.76%         1.89%         1.83%         2.38%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (1.25%)       (1.35%)       (1.24%)       (2.05%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             87%           92%           68%            7%
------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                              --------------------------------------------------
                                                                  Year        Year          Year      5/19/97**
                                                                 ended       ended         ended        through
PER SHARE OPERATING PERFORMANCE:                              10/31/00     10/31/99      10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.71      $ 12.67       $ 13.81       $ 10.00
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.40)@      (0.27)        (0.17)        (0.06)
    Net gains or losses in securities
    (both realized and unrealized)                                8.65         3.31         (0.97)         3.87
                                                               -------      -------       -------       -------
    Total from investment operations                              8.25         3.04         (1.14)         3.81

  Less distributions:
    Dividends from net investment income                            --           --            --            --
    Distributions from capital gains                                --           --            --            --
                                                               -------      -------       -------       -------
    Total distributions                                             --           --            --            --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 23.96      $ 15.71       $ 12.67       $ 13.81
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  52.51%       23.99%        (8.25%)       38.10%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $   110      $    66       $    57       $    38
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                          2.20%        2.23%         2.24%         2.24%
----------------------------------------------------------------------------------------------------------------
Net investment income                                            (1.69%)      (1.69%)       (1.65%)       (1.93%)
----------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     2.26%        2.39%         2.33%         2.88%
----------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (1.75%)      (1.85%)       (1.74%)       (2.57%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             87%          92%           68%            7%
----------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Opportunities Fund.

 **  Commencement of operations.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS

J.P. Morgan Dynamic Small Cap Fund (continued)*

                                                                                           CLASS C
                                                                             -----------------------------------
                                                                                 Year        Year     1/07/98**
                                                                                ended       ended       Through
PER SHARE OPERATING PERFORMANCE:                                             10/31/00     10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $15.69       $12.66       $13.17
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       (0.35)@      (0.26)       (0.08)
    Net gains or losses in securities
    (both realized and unrealized)                                               8.59         3.29        (0.43)
                                                                               ------       ------       ------
    Total from investment operations                                             8.24         3.03        (0.51)

  Less distributions:
    Dividends from net investment income                                           --           --           --
    Distributions from capital gains                                               --           --           --
                                                                               ------       ------       ------
  Total distributions                                                              --           --           --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $23.93       $15.69       $12.66
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 52.52%       23.93%       (3.87%)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $   14       $    6       $    5
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                                         2.20%        2.23%        2.24%
----------------------------------------------------------------------------------------------------------------
Net investment income                                                           (1.69%)      (1.69%)      (1.55%)
----------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                    2.26%        2.39%        2.29%
----------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      (1.75%)      (1.85%)      (1.60%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            87%          92%          68%
----------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Opportunities Fund.

**    Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

--------------------------------------------------------------------------------
J.P. Morgan        HOW TO REACH US
--------------------------------------------------------------------------------

More Information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The JPMFAM(USA)Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC Washington, DC 20549-0102. 1-202-942-8090 E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151

J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C) J.P. Morgan Chase & Co. All Rights Reserved.     February 2001